UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 27, 2013
___________________________________________
THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________________

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (321) 724-1700
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
Entry into Stock Purchase Agreement
On December 27, 2013, Power Corporation of America (“PCA”), a Florida corporation and a wholly owned subsidiary of The Goldfield Corporation (the “Registrant”), entered into a Stock Purchase Agreement (the “Agreement”) among Charles U. Chitty, Jr., Earsel B. Goff and Robert M. Young (each of Messrs. Chitty, Goff and Young are referred to as a “Seller” and collectively as the “Sellers”), C and C Power Line, Inc., a Florida corporation (“C&C”), and PCA. C&C is a full service electrical contractor.
Neither the Registrant nor any of its affiliates has any material relationship with any Seller, other than with respect to the Agreement.
The following is a summary of the terms and conditions of the Agreement and certain ancillary agreements contemplated therein:

•	Pursuant to and subject to the conditions of the Agreement, PCA will acquire all of the issued and outstanding shares of common stock of C&C (the “Shares”) from the Sellers (the “Acquisition”).

•
PCA’s aggregate purchase price for the Shares, and for the Sellers’ covenants and agreements in the Agreement, is $7,250,000 in cash, subject to certain adjustments as provided in the Agreement (the “Purchase Price”).

•	At the closing of the Acquisition, the aggregate portion of the Purchase Price payable to the Sellers will be approximately $6,525,000.

•
At the closing of the Acquisition, PCA will deposit a portion of the Purchase Price ($725,000 in cash) into escrow funds maintained by an escrow agent for certain purchase price adjustments and indemnification obligations under the Agreement. The escrow agent will hold the escrow funds in escrow and distribute the escrow funds in accordance with the terms of an escrow agreement to be executed prior to or at the closing of the Acquisition. The escrow funds generally will be available for 18 months following the closing of the Acquisition for Sellers’ indemnification obligations pursuant to the Agreement, after which time any remaining escrow funds generally will be distributed to the Sellers.

•
PCA has made customary representations, warranties and covenants, including representations and warranties relating to (i) organization and authority, (ii) conflicts and consents and (iii) sufficiency of funds to consummate the Acquisition.

•
The Sellers have made customary representations and warranties relating to (i) ownership of the Shares, (ii) power and authority and (iii) conflicts and consents. In addition, the Sellers and C&C have made customary representations, warranties and covenants, including representations and warranties relating to (i) organization and authority, (ii) capitalization, (iii) conflicts and consents, (iv) financial statements, (v) undisclosed liabilities, (vi) absence of certain changes, events and conditions, (vii) material contracts, (viii) title to property and assets, (ix) sufficiency of assets, (x)

customers and suppliers, (xi) legal proceedings and governmental orders, (xii) compliance with laws and permits, (xiii) environmental matters, (xiv) employee benefit matters, (xv) employment matters and (xvi) taxes. The Sellers’ and C&C’s representations and warranties generally survive for three years after the closing of the Acquisition. The Sellers’ and C&C’s covenants include those relating to (i) C&C’s conduct prior to the closing of the Acquisition, (ii) C&C not soliciting other bids, (iii) confidentiality and (iv) non-competition and non-solicitation.

•	The obligation of the Sellers to consummate the Acquisition is subject to customary closing conditions.

•
The obligation of PCA to consummate the Acquisition is subject to closing conditions, including (i) PCA having completed its due diligence investigation of C&C and the results of such investigation being satisfactory to PCA, (ii) C&C having transferred certain property and assets to the Sellers or their affiliates, (iii) C&C having entered into a lease relating to the real property and buildings used by C&C, (iv) certain existing debt of C&C having been paid in full, (v) C&C having terminated certain shareholders’ agreements, a stock redemption agreement, and a letter agreement and (vi) other customary closing conditions.

•
PCA shall indemnify each Seller, its affiliates and their respective representatives for losses based upon (i) any inaccuracy in or breach of PCA’s representations and warranties contained in the Agreement or any instrument delivered thereunder or (ii) any breach or non-fulfillment of any covenant to be performed by PCA pursuant to the Agreement.

•
The Sellers, jointly and severally, shall indemnify PCA, its affiliates and their respective representatives for losses based upon (i) any inaccuracy in or breach of Sellers’ or C&C’s representations and warranties contained in the Agreement or any instrument delivered thereunder, (ii) any breach or non-fulfillment of any covenant to be performed by any Seller or C&C pursuant to the Agreement or (iii) certain environmental matters.

The Registrant expects the Acquisition to close in early January of 2014.
The foregoing summary of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.
The Agreement has been included to provide investors with information regarding its terms. The Agreement is not intended to provide any factual information about PCA or C&C. The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, and are subject to limitations agreed upon by the parties to the Agreement, including being qualified by information in confidential disclosure schedules provided by the Sellers and C&C to PCA in connection with the execution of the Agreement. The confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties contained in the Agreement. Moreover, the representations and warranties contained in the Agreement were made for the purpose of allocating contractual risk between the parties to the Agreement instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties to the Agreement that differ from those applicable to investors. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants contained therein or any descriptions thereof as characterizations of the actual state of facts or condition of PCA, C&C or any of their respective subsidiaries or affiliates. Additionally, information concerning the subject matter of the representations and warranties contained in the Agreement may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Registrant’s public disclosures.
Forward-Looking Statements
This Form 8-K contains forward-looking statements, including those regarding the proposed Acquisition. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed Acquisition in a timely manner or at all; the satisfaction of conditions precedent to consummation of the Acquisition; and other risks described in the Registrant’s filings with the Securities and Exchange Commission, including its most recent Form 10-Q and Form 10-K. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and the Registrant does not undertake any obligation to update any forward-looking statements.
Item 8.01.    Other Events.
On January 2, 2014, the Company issued a press release announcing its entry into the Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Forward-Looking Statements
This Form 8-K contains forward-looking statements, including those regarding the proposed Acquisition. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed Acquisition in a timely manner or at all; the satisfaction of conditions precedent to consummation of the Acquisition; and other risks described in the Registrant’s filings with the Securities and Exchange Commission, including its most recent Form 10-Q and Form 10-K. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and the Registrant does not undertake any obligation to update any forward-looking statements.
Item 9.01.    Financial Statements and Exhibits.

Exhibit	Description of Exhibit

2-1*
Stock Purchase Agreement, dated as of December 27, 2013, among Charles U. Chitty, Jr., Earsel B. Goff, Robert M. Young, C and C Power Line, Inc. (a Florida corporation) and Power Corporation of America (a Florida corporation)

99-1	Press release dated January 2, 2014
__________

* Schedules and certain exhibits to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. These schedules and exhibits consist of (i) the Disclosure Schedules (as such term is defined in the Stock Purchase Agreement), (ii) the form of Escrow Agreement (as such term is defined in the Stock Purchase Agreement), (iii) the form of Lease (as such term is defined in the Stock Purchase Agreement) and (iv) the form of opinion of Purcell, Flanagan, Hay & Greene, P.A. The Registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 2, 2014

The Goldfield Corporation

By:	/s/ Stephen R. Wherry
Stephen R. Wherry
Senior Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer),
Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

2-1*
Stock Purchase Agreement, dated as of December 27, 2013, among Charles U. Chitty, Jr., Earsel B. Goff, Robert M. Young, C and C Power Line, Inc. (a Florida corporation) and Power Corporation of America (a Florida corporation)

99-1	Press release dated January 2, 2014

__________

* Schedules and certain exhibits to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. These schedules and exhibits consist of (i) the Disclosure Schedules (as such term is defined in the Stock Purchase Agreement), (ii) the form of Escrow Agreement (as such term is defined in the Stock Purchase Agreement), (iii) the form of Lease (as such term is defined in the Stock Purchase Agreement) and (iv) the form of opinion of Purcell, Flanagan, Hay & Greene, P.A. The Registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.